                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                  APRIL 9, 2002


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                NEVADA                                 001-14256                             13-3869719
     (State or Other Jurisdiction                     (Commission                           (IRS Employer
           of Incorporation)                         File Number)                        Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Previous Independent Accountants

         On April 9, 2002, Arthur Andersen LLP ("Andersen") was dismissed as independent accountants for Westport Resources Corporation, a Nevada corporation (the "Company"), effective immediately. The decision to dismiss Andersen was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors on April 9, 2002.

         Andersen's reports on the Company's financial statements for the two fiscal years ended December 31, 2000 and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope. In addition, there were no modifications as to accounting principles except that the audit report of Andersen for the fiscal year ended December 31, 2001 contained an explanatory paragraph with respect to the change in the method of accounting for derivative instruments effective January 1, 2001 as required by the Financial Accounting Standards Board. During the Company's two most recent fiscal years and the period from January 1, 2002 through the date of Andersen's termination, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, pursuant to Item 304(a)(1) of Regulation S-K, would have caused it to make reference to the subject matter of the disagreements in its report.

         As required under Securities and Exchange Commission regulations, the Company provided Andersen with a copy of Item 4 and requested that Andersen furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item 4(a) and, if not, stating the respects in which it does not agree. Andersen's letter is filed as Exhibit
16.1 to this Current Report.

(b)      New Independent Accountants

         Effective April 9, 2002, the Company engaged KPMG LLP ("KPMG") as its new independent accountants for the fiscal year ending December 31, 2002. The decision to appoint KPMG was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors on April 9, 2002.

         During the two most recent fiscal years and through the date of Andersen's termination, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

(c)      Exhibits.

                  The following exhibit is filed herewith:

                EXHIBIT
                NUMBER                      EXHIBIT
                -------                     -------
                 16.1 Letter dated April 15, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WESTPORT RESOURCES CORPORATION

Date: April 15, 2002                     By:       /s/ Lon McCain
                                            ------------------------------------
                                         Name:  Lon McCain
                                         Title: Vice President, Chief Financial
                                                Officer and Treasurer

                                  EXHIBIT INDEX


               EXHIBIT
               NUMBER                         EXHIBIT
               ------                         -------
                16.1*      Letter dated April 15, 2002, from Arthur Andersen LLP
                           to the Securities and Exchange Commission.

*Filed herewith.